UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC  20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   MAY 17, 1999


                           BOATMEN'S AUTO TRUST 1995-A
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



     UNITED  STATES
     OF  AMERICA               33-95450                 43-6617959
     -----------               --------                 ----------
     (STATE  OR  OTHER         (COMMISSION  FILE        (IRS  EMPLOYER
     JURISDICTION  OF          NUMBER)                  IDENTIFICATION  NO.)
     INCORPORATION


                           BOATMEN'S AUTO TRUST 1995-A
                                INTERSTATE TOWERS
                              121 WEST TRADE STREET
                                  NC1-005-14-02
                        CHARLOTTE, NORTH CAROLINA  28255
                                 (704) 386-5000


                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                    ----------------------------------------

       REGISTRANT'S TELEPHONE NUMBER INCLUDING AREA CODE:  (704) 386-5000

ITEM  5.          OTHER  EVENTS
                  -------------

          THE  REGISTRANT  HEREBY  INCORPORATES  BY  REFERENCE  THE  INFORMATION
          CONTAINED IN  EXHIBIT  99  HERETO  IN  RESPONSE  TO  THIS  ITEM  5.


ITEM  7.          FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL  STATEMENTS  AND
                  --------------------------------------------------------------
                  EXHIBITS
                  --------

(C)     EXHIBITS

99     MONTHLY  SERVICING  REPORT  FOR  NATIONSBANK,  N.A., BOATMEN'S AUTO TRUST
       1995-A

                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                          BOATMEN'S  AUTO  TRUST 1995-A
                          -----------------------------
                                  (REGISTRANT)



DATED:      MAY  28, 1999                         BY: /S/ SUZANNE W. CASTLEBERRY
            -------------                             --------------------------
                                                  NAME:   SUZANNE W. CASTLEBERRY
                                                  TITLE:     VICE  PRESIDENT
                                                  NATIONSBANK,  N.A.
                                                  (DULY  AUTHORIZED  OFFICER)

                                INDEX TO EXHIBITS



EXHIBIT
NUMBER                         EXHIBIT
------                         -------

99     MONTHLY  SERVICING  REPORT  FOR  NATIONSBANK,N.A.,  BOATMEN'S  AUTO TRUST
       1995-A